CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   [5/14/04]

[$525,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,100,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 21.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,764
Total Outstanding Loan Balance	$1,059,074,479*	Min	Max
Average Loan Current Balance	$156,575	$3,297	$1,000,000
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.14%	4.50%	14.15%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.38%
Weighted Average Margin	6.32%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be [$1,100,000,050 ]

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
0.01 - 25,000.00	227	0.3	3,255,886	11.45	176	611	93.6	82.6	94.9	97.8	20.8
25,000.01 - 50,000.00	430	1.6	16,894,741	9.54	299	616	84.0	68.9	80.5	40.8	41.3
50,000.01 - 75,000.00	766	4.6	48,649,032	8.29	341	607	81.4	70.2	84.5	9.4	41.7
75,000.01 - 400,000.00	5,082	81.3	861,392,054	7.10	355	623	81.0	61.3	93.8	0.8	48.5
400,000.01 - 500,000.00	177	7.5	79,311,823	6.45	356	649	82.8	61.1	93.9	0.0	49.5
500,000.01 - 600,000.00	57	3.0	31,669,388	6.56	358	647	79.6	58.1	100.0	0.0	41.1
600,000.01 - 700,000.00	16	1.0	10,381,627	6.45	358	644	78.7	62.8	100.0	0.0	51.1
700,000.01 - 800,000.00	4	0.3	2,987,487	6.57	357	639	81.0	76.5	100.0	0.0	51.5
800,000.01 >=	5	0.4	4,532,441	6.79	358	624	63.5	100.0	100.0	0.0	0.0
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 0	3	0.0	305,296	7.48	357	0	57.8	90.2	100.0	0.0	9.8
476 - 500	13	0.2	2,022,932	8.21	357	500	73.6	61.1	97.9	0.0	100.0
501 - 525	317	4.3	45,770,863	8.48	356	515	74.2	70.5	96.9	0.0	83.4
526 - 550	543	7.4	78,542,682	8.01	355	538	75.2	69.9	94.8	0.0	76.1
551 - 575	708	9.0	95,571,314	7.85	353	563	79.5	70.2	93.7	0.5	64.3
576 - 600	1,035	13.7	145,588,330	7.36	352	588	82.3	77.4	96.2	2.6	52.0
601 >=	4,145	65.3	691,273,062	6.80	353	659	82.3	56.1	92.4	2.4	38.7
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 80.00	4,210	64.5	682,679,160	6.99	355	625	75.8	55.4	93.6	0.1	45.4
80.01 - 85.00	611	9.3	98,160,171	7.18	356	611	84.5	63.3	89.5	0.1	63.5
85.01 - 90.00	887	14.8	157,132,033	7.16	356	619	89.7	80.8	90.8	0.1	58.8
90.01 - 95.00	461	6.0	63,218,613	7.24	352	639	94.8	80.6	98.4	3.1	49.2
95.01 - 100.00	595	5.5	57,884,502	8.68	317	659	99.9	65.7	100.0	31.8	15.7
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Primary	6,204	93.4	989,411,007	7.12	353	624	81.3	62.2	100.0	2.1	47.4
Second Home	36	0.4	4,713,099	6.91	354	632	74.7	43.7	0.0	1.1	49.2
Investment	524	6.1	64,950,372	7.42	353	646	79.5	60.1	0.0	0.6	52.1
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Full	4,450	62.0	656,375,424	7.08	353	614	82.1	100.0	93.7	2.3	50.8
Reduced	1,230	19.5	206,888,614	7.07	354	664	81.6	0.0	93.5	2.3	9.8
No Income/ No Asset	58	1.0	10,760,213	6.92	355	670	78.1	0.0	89.7	1.4	61.4
Stated Income / Stated Assets	1,026	17.5	185,050,228	7.42	354	619	77.3	0.0	92.4	0.6	77.9
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 10.00000	6,218	97.6	1,034,184,629	7.04	355	626	81.0	61.8	93.4	0.7	47.8
10.00001 - 10.50000	115	0.8	8,005,423	10.31	312	575	83.5	81.3	91.0	35.4	51.4
10.50001 - 11.00000	86	0.5	5,345,099	10.81	308	570	80.2	78.1	90.9	36.4	49.8
11.00001 - 11.50000	65	0.3	2,958,001	11.32	284	588	83.0	72.9	85.7	50.4	40.1
11.50001 - 12.00000	140	0.4	3,771,853	11.83	232	600	89.1	70.6	92.8	76.6	35.9
12.00001 - 12.50000	83	0.3	2,732,245	12.40	234	623	95.0	61.5	99.4	84.0	20.8
12.50001 - 13.00000	32	0.1	1,246,009	12.77	236	638	91.3	9.6	100.0	95.9	6.8
13.00001 - 13.50000	21	0.1	677,312	13.20	224	633	99.8	1.1	100.0	100.0	6.3
13.50001 - 14.00000	2	0.0	90,275	13.90	237	651	100.0	0.0	100.0	100.0	0.0
14.00001 - 14.50000	2	0.0	63,632	14.15	117	627	100.0	0.0	100.0	100.0	0.0
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Purchase	3,293	46.6	493,832,000	7.10	353	648	83.5	56.7	93.8	3.2	0.0
Refinance - Rate Term	453	5.7	60,571,843	7.35	348	612	79.7	70.8	95.1	2.9	0.0
Refinance - Cashout	3,018	47.7	504,670,635	7.15	353	605	79.0	66.1	92.8	0.8	100.0
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 40.00	2,830	38.7	410,061,342	7.16	353	624	80.1	60.0	92.6	1.4	50.8
40.01 - 45.00	1,591	24.5	259,083,725	7.14	354	634	81.6	54.2	95.0	1.9	40.9
45.01 - 50.00	1,862	29.1	307,735,077	7.11	351	624	83.0	68.0	94.3	3.3	46.4
50.01 - 55.00	467	7.5	79,594,551	7.13	355	608	77.7	73.7	90.0	0.9	58.0
55.01 - 60.00	12	0.2	2,252,041	6.30	355	631	78.3	94.1	66.3	1.0	46.1
60.01 >=	2	0.0	347,741	9.39	358	561	65.1	0.0	100.0	0.0	56.9
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
0	1,011	14.0	148,101,797	7.58	352	624	81.2	51.2	91.9	3.2	45.1
6	3	0.0	130,932	7.00	236	673	75.0	0.0	0.0	0.0	68.6
12	317	5.3	56,285,958	7.36	354	622	81.2	62.4	92.5	1.5	51.5
21	223	5.8	61,093,153	6.33	358	660	82.1	57.3	99.0	0.0	34.2
24	3,595	51.4	543,897,616	7.20	354	616	81.6	64.9	94.3	2.0	47.3
30	2	0.0	433,484	8.36	357	579	90.0	47.9	100.0	0.0	52.1
33	23	0.7	7,016,495	6.18	359	678	82.3	37.5	100.0	0.0	30.5
36	1,584	22.8	241,710,737	6.90	350	637	79.6	63.8	91.1	1.8	52.9
48	1	0.0	39,891	9.99	354	610	78.4	100.0	100.0	0.0	100.0
60	5	0.0	364,416	9.26	344	565	80.1	84.8	71.6	0.0	80.8
Total:	6,764	100.0	1,059,074,479	7.14	353	625	81.1	62.0	93.4	2.0	47.7

*

Note, for second liens, CLTV is employed in this calculation.